UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2012

THE TALBOTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12552	41-1111318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

One Talbots Drive, Hingham, Massachusetts		02043
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 7, 2012, The Talbots, Inc. (the “Company”) announced that it has entered into a Letter Agreement (the “Letter Agreement”), dated May 5, 2012, with Sycamore Partners Management, L.L.C. (“Sycamore”), pursuant to which the Company will negotiate exclusively with Sycamore through May 15, 2012, regarding Sycamore’s potential purchase of all of the issued and outstanding shares of the Company’s common stock not owned by Sycamore or its affiliates. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Letter Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1	Press Release issued by The Talbots, Inc., dated May 7, 2012.

99.2	Letter Agreement, dated May 5, 2012, by and between The Talbots, Inc. and Sycamore Partners Management, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: May 9, 2012

	By:	/s/ Richard T. O’Connell, Jr.
Name: Richard T. O’Connell, Jr.
Title: Executive Vice President

INDEX OF EXHIBITS

Exhibit No.

99.1	Press Release issued by The Talbots, Inc., dated May 7, 2012.

99.2	Letter Agreement, dated May 5, 2012, by and between The Talbots, Inc. and Sycamore Partners Management, L.L.C.